SASCO 2005-GEL2
Credit Risk Manager Report
September 2005
2005 The Murrayhill Company. All Rights Reserved.

The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security.

The Report is based upon information provided to The Murrayhill Company by thirdparties and therefore The Murrayhill Company cannot, and does not, warrant that the information contained in this Report is accurate or complete.
2005 The Murrayhill Company. All Rights Reserved.

Table of ContentsSASCO 2005-GEL2

Section One         Executive Summary
Section Two         Prepayment Premium Analysis
Section Three         Loan-Level Report
Section Four         Analytics

2005 The Murrayhill Company. All Rights Reserved.

Section One
Executive Summary
2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-GEL2
Executive Summary
September 2005

Transaction Summary

Closing Date:        04/29/2005
Servicer(s):         Aurora Loan Services, COLONIAL MORTGAGE GROUP, Inc.,
                     Ocwen Financial Services, Wells Fargo / ASC,
                     Wells Fargo Bank, N.A.
Mortgage Insurer(s): CA Housing Insurance Fund, General Electric Mortgage
                     Insurance, Mortgage Guaranty Insurance Corporation,
                     PMI Mortgage Insurance Co., Republic Mortgage
                     Insurance Company, United Guaranty Residential
                     Insurance Company
Delinquency Reporting
Method:              OTS*

Collateral Summary

                        Closing     8/31/05**      8/31/05
                          Date                     as a % of
                                                   Closing Date

Collateral Balance    $197,188,675  $138,778,374    70.37%
Loan Count                1,236       1,040         84.14%


* OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.
** These figures are based upon information provided to Murrayhill by the servicers on a monthly basis.

2005 The Murrayhill Company. All Rights Reserved.

Loan Level Analysis

Hurricane Rita

There are 70 loans within this portfolio that are located in areas which have been declared disaster areas, as a result of Hurricane Rita. These loans account for $11,333,409 in unpaid principal balances. As of 8/31/2005, seven of these loans were delinquent with $1,762,944 in unpaid principal balances. Murrayhill will continue to monitor these loans to ensure the servicer follows its disaster relief policies. Below is a table detailing the assistance declarations for these loans.

Assistance      Number     UPB as of
Declaration    of Loans    8/31/2005


Individual*       14       $2,172,005
Public**          56       $9,161,404

*Individual-This allows individuals within those counties to file claims with FEMA to cover living expenses as well as other services such as temporary housing, transportation, home repairs grants, and medical costs. The dollar amount of assistance can be up to $26,200.
**Public- This allows city officials and non-profit organizations to file claims with FEMA for expenses relating to the clean-up or services needed at a city level such as debris removal, infrastructure repairs, handing out food, water, ice, etc. Individuals located in these counties can still file a claim with FEMA but will be added to a secondary queue for claim review after individual assistance claims.
2005 The Murrayhill Company. All Rights Reserved.

Murrayhill ID 6284710 and 6284927
_As of 8/31/2005 the senior lien, Murrayhill ID 6284710, has an unpaid principal balance of $33,254. A BPO performed for the senior lien, dated 8/16/2005, valued the property at $260,000. This represents a value increase of $136,000 or 110 percent since origination. Based on this value, it appears there is enough equity to pursue foreclosure from the second lien position.
_The senior lien entered foreclosure status on 6/15/2005. The second lien, Murrayhill ID 6284927, entered foreclosure status on 8/12/2005.
-The servicer should have bid from the second lien position at the senior lien foreclosure sale. By entering foreclosure from both lien positions, the servicer doubled the foreclosure fees associated with the foreclosure sale of this property. Murrayhill asked the servicer why foreclosure was initiated on the second lien.

Collateral Statistics

                                Loan Count  Summed Balance

Early Payment Defaults *             2         $480,458
Suspect Original Appraisals **       0            $0

* A default that occurs within the first, second, or third scheduled payments due
** Large value declines caused by an inflated original appraisal


Second Lien Statistics

                                Loan Count   Summed Balance

Total Outstanding Second Liens     289        $6,942,517
30 Days Delinquent                   6        $59,370
60 Days Delinquent                   4        $120,199
90+ Days Delinquent                  6        $119,641

 2005 The Murrayhill Company. All Rights Reserved.

Delinquencies
                             30   60   90+   F    R
As Reported on Remittance:   35   15   15    34   0
As Reported by the Servicer: 31   15   14    35   0
Difference*:                  4    0    1     1   0

Prepayments

Distribution   Beginning      Total        Percentage of
Date           Collateral     Prepayments  Prepayment
               Balance
9/25/2005     $144,849,373    $4,729,783     3.27%
8/25/2005     $151,320,724    $6,109,595     4.04%
7/25/2005     $158,638,392    $6,948,360     4.38%

Prepayment Premium Analysis

Prepayment Premium Issues for the Current Month
In the 9/25/2005 remittance, five loans were paid off with active prepayment flags, all of which had premiums remitted totaling $38,352. Please refer to the prepayment premium analysis section of this report for additional information on the loans that were paid off in August 2005.

Loss Analysis
As of the 9/25/2005 distribution, no losses have passed through to the trust. A monthly loss distribution graph will be included with this report beginning with the month in which the first loss occurs.

2005 The Murrayhill Company. All Rights Reserved.

Section Two
Prepayment Premium Analysis
2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-GEL2 Prepayments
Mortgage Data Through: August 31, 2005

Total Cash Flows
                                      9/25/05 8/25/05 7/25/05 6/25/05 5/25/05

Remitted by Servicers                 $38,352 $55,754 $44,449 $40,520 $14,719
Remitted by Trustee                   $38,352 $55,754 $44,449 $49,903 $14,719
Difference                            $0      $0      $0      $9,383  $0

Total Collections by the Servicer
                                      9/25/05 8/25/05 7/25/05 6/25/05 5/25/05
Total Paid-Off Loans (A)                38      35     47       33      35
Total Paid-Off Loans with Flags          5       7      7        3       4

Exceptions
Expired Prepayment Clauses               0       0      0        0       0
Liquidations (charge-offs,
short sale, REO)                         0       0      0        0       0
Acceleration of Debt                     0       0      0        0       0
Note did not Allow                       0       0      0        0       1
Total Exceptions                         0       0      0        0       1

Other Exceptions
Prohibited under State Statutes          0       0      0        0       0

Loans with Active Prepayment             5       7      7        3       3
Premiums with Remitted Premiums ( B )

Loans without Prepayment                 0       0      0        1       0
Flags with Remitted Premiums

Total Loans with Remitted                5       7      7        4       3
Prepayment Premiums ( C )

Loans with Active Prepayment             5       7      7        3       3
Premiums ( D )
Premiums Remitted for Loans with Active  100%   100%   100%    100%    100%
Prepayment Flags (B/D)

Total Loans with Remitted Premiums (C/D) 100%   100%   100%    133%    100%

Total Loans with Remitted Premiums to   13.16% 20.00% 14.89%  12.12%   8.57%
the Total Paid-Off Loans (C/A)

2005 The Murrayhill Company. All Rights Reserved.

Paid-off Loans with Prepaymet Flags for SASCO 2005-GEL2
Mortgage Data Through:August 31, 2005

Murrayhill State  Del.   Orig.  PPP   Exp.    Payoff   Premium   % of Premium

    ID           String  Date   Flag  Date    Balance  Remitted  to Payoff
                                                                 Balance
6284437     CA   CCCC0  7/12/04  2   7/12/06 $670,099  $22,073     3%
6285118     OH   CCCC0  12/3/04  2   12/3/06 $73,091   $731        1%
6285091     CA   CCCC0   6/7/04  3    6/7/07 $104,195  $2,804      3%
6284446     CA   CCCC0  7/15/04  3   7/15/07 $371,838  $10,374     3%
6284223     MD   CCCC0 10/14/04  3  10/14/07 $47,397   $2,370      5%

2005 The Murrayhill Company. All Rights Reserved.

Section Three
Loan-Level Report
2005 The Murrayhill Company. All Rights Reserved

Loan-Level Report Definitions
FICO : Represents the borrower's credit score at the time of securitization/origination.

Last Paid Date: Either the interest paid-through date or the last contractually due payment made by the borrower. Murrayhill uses this date to calculate delinquencies.

Valuation: Represents what is believed to be the most accurate known value of a property based on Murrayhill's internal formulas. Several value appraisals may exist for a property, yet only what is believed to be the most accurate value according to these formulas is shown on the report. When no value is available, a valuation known as an "internal estimate" is calculated according to an internal formula that adjusts the original value of the property by the Housing Price Index (HPI) and a discount based on credit class.
Liquidation Date: Murrayhill's internal estimate of the date on which the loan will liquidate if it proceeds through foreclosure and REO. This date takes into consideration servicing and state foreclosure timelines, as well as an estimated REO marketing period.

Estimated Loss/(Gain): Murrayhill's internal estimate of the loss (or gain) that the loan will experience if it liquidates on the Liquidation Date.

Delinquency Status: Indicates the monthly payment and delinquency history for an individual loan. The right-most character specifies the last known delinquency status, according to the following:

C-The contractually due payment arrived on time.
3-The contractually due payment had not arrived within thirty days. 6-The contractually due payment had not arrived within sixty days. 9-The contractually due payment had not arrived within ninety days. F-The property is in the process of foreclosure.
R-The property is real estate owned (REO).
0-The mortgage has either liquidated or been paid off.

Delinquency Method: The delinquencies for this security are calculated according to the OTS method: a current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month.

2005 The Murrayhill Company. All Rights Reserved.
SASCO 2005-GEL2 Loan-Level Report
Mortgage Data Through: August 31, 2005

Watchlist
Orig Amount OLTV  Delinquency
Status
Lien
Group
Severity
MI Type
Est (Gain)/Loss
MI Certificate
Liq. Date
Coverage CLTV
Valuation
Valuation Date
Orig. Appr.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
1 ($13,102) 12/14/2006 -6.96% 6283986 $188,100
$175,401
Internal Estimate
6/30/2005
36CC3
Monitor
$215,000
$218,998
87%
80%
11/7/2001
6/14/2005
LA
576
Default Reason: (Unknown)
10/12/2005 This property is located in an area that has been declared a disaster area as a result of Hurricane Rita.
8/12/2005 The borrower has brought this loan current and Murrayhill has removed this loan from the Watchlist.
6/7/2005 origination will be covered by a primary mortgage insurance policy. This loan had an origination LTV ratio of 88 percent and is not covered by MI. According to the final prospectus supplement, "each mortgage loan secured by a single family property and having a loan-to-value ratio in excess of 80 percent at
MS 7/8/2002 Internal Estimate $24,078 104% 36.66% 1 4/8/2006 $25,000 $9,166
69699 6284000
$23,109 3/31/2005 Monitor $22,976 101% 3/8/2005 481
Default Reason: (Unknown)
This property is located in an area that has been declared a disaster area as a result of Hurricane Katrina. 9/1/2005
8/12/2005 The borrower has been placed on a payment plan which began on 6/8/2005 and is scheduled to go through 8/8/2005. In June 2005, the borrower made a payment.
6/7/2005 According to the final prospectus supplement, no loan will have had a Loan-to-Value Ratio at origination in excess of 95 percent. This loan had an origination LTV of 138 percent and has a current LTV of 96 percent. In addition, this loan is not covered by MI. The final prospectus supplement states, "each mortgage loan policy. secured by a single family property and having a loan-to-value ratio in excess of 80 percent at origination will be covered by a primary mortgage insurance
IL 6/1/2003 BPO $178,000 75% 64.81% 1 2/1/2007 $133,500 $86,527 CC3FF 6284002
$131,349 7/13/2005 Monitor $77,000 171% 4/1/2005 516
Default Reason: (Unknown)
9/11/2005 This loan has been added to the Watchlist because Murrayhill is estimating a loss of $86,527, a severity of 65 percent. A BPO performed on 7/13/2005 valued this entered foreclosure status on 7/13/2005. Based on Illinois foreclosure timelines, this loan should go to foreclosure sale in May 2006. property at $77,000. This is a 57 percent or $101,000 value decline since origination. Murrayhill asked the servicer to explain the large value decline. This loan
MA 6/1/2003 BPO $540,000 83% 65.64% 1 5/1/2006 $450,000 $295,410 CC3FF 6284006
$441,528 7/14/2005 Monitor $199,000 222% 4/1/2005 537
Default Reason: (Unknown)
9/11/2005 This loan has been added to the Watchlist because Murrayhill is estimating a loss of $295,410, a severity of 66 percent. A BPO performed on 7/14/2005 valued this property at $199,000. This is a 63 percent or $341,000 value decline since origination. Murrayhill asked the servicer to explain the large value decline. This loan entered foreclosure status on 7/28/2005. Based on Massachusetts foreclosure timelines, this loan should go to foreclosure sale in November 2005.
* The estimated loss includes estimated mortgage insurance proceeds where applicable.
 2005 The Murrayhill Company. All Rights Reserved.
SASCO 2005-GEL2 Loan-Level Report
*
Mortgage Data Through: August 31, 2005
Watchlist
Orig Amount OLTV  Delinquency
Status
Lien
Group
Severity
MI Type
Est (Gain)/Loss
MI Certificate
Liq. Date
Coverage CLTV
Valuation
Valuation Date
Orig. Appr.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
1 ($21,361) 6284022 6/1/2006
33.00%
-71.20%
B
$30,000
$27,653
Internal Estimate
6/30/2005
33333
Monitor - BK
$48,000
$50,168
63%
55%
3/1/1999
6/1/2005
TX
537
Default Reason: (Unknown)
10/12/2005 This property is located in an area that has been declared a disaster area as a result of Hurricane Rita.
1 ($46,761) 9/1/2006 -12.37% 6284089 $378,000
$351,171
Internal Estimate
3/31/2005
CCCCC
Monitor
$492,000
$456,619
77%
77%
5/1/2000
8/1/2005
MS
546
Default Reason: (Unknown)
9/1/2005 This property is at risk because FEMA restricts flood insurance claims to $250,000. This property is located in an area that has been declared a disaster area as a result of Hurricane Katrina. This loan has an unpaid principal balance of $351,171.
TX 1/1/2003 BPO $785,000 80% -1.91% 1 11/1/2006 $628,000 ($12,008) CC36F 6284153

$606,969 7/7/2005 Monitor - Pay Plan $728,000 83% 4/1/2005 669
Default Reason: (Unknown)
August 2005. 10/12/2005 The borrower has been set up on a repayment plan which began on 8/5/2005, and is scheduled to go through 4/15/2006. The borrower did not make a payment in
10/12/2005 This property is located in an area that has been declared a disaster area as a result of Hurricane Rita.
1 $128,505 2/1/2007 35.69% 6284228 $360,000
$355,466
BPO
4/18/2005
FFFFF
Monitor
$450,000
$305,500
80%
116%
10/1/2004
1/1/2005
AL
685
Default Reason: (Unknown)
10/12/2005 As of 8/31/2005, this property has not gone to foreclosure sale. Murrayhill asked the servicer to explain the delay.
explain the delay. 9/11/2005 This property did not have a foreclosure sale in July 2005. If this loan does not proceed to foreclosure sale by August 2005, Murrayhill will ask the servicer to
8/12/2005 According to the servicer response, there is no reason indicated as to why the property value declined. The servicer stated that the valuations would be sent, but
6/3/2005
to date, Murrayhill has not received them.
This loan entered foreclosure status on 4/29/2005. This property is located in Alabama which has a three month foreclosure state timeline. Based on this timeline, this loan should go to foreclosure sale in July 2005. A BPO performed on 4/18/2005 valued the property at $299,000, this is a 34 percent value decline since origination. Based on this value, Murrayhill is estimating a loss of $134,550, a severity of 37 percent. Murrayhill asked the servicer to provide the original appraisal and most recent BPO to reconcile the large value decline. Murrayhill will continue to monitor this loan to ensure it proceeds through the foreclosure process in a timely manner.
* The estimated loss includes estimated mortgage insurance proceeds where applicable.
 2005 The Murrayhill Company. All Rights Reserved.
SASCO 2005-GEL2 Loan-Level Report
*
Mortgage Data Through: August 31, 2005
Watchlist
Orig Amount OLTV  Delinquency
Status
Lien
Group
Severity
MI Type
Est (Gain)/Loss
MI Certificate
Liq. Date
Coverage CLTV
Valuation
Valuation Date
Orig. Appr.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
1 $163,068 2/1/2007 19.76% 6284275 $825,000
$810,417
Internal Estimate
3/31/2005
CCCCC
Monitor
$1,100,000
$763,836
75%
106%
7/1/2004
8/1/2005
LA
654
Default Reason: (Unknown)
9/1/2005 This property is at risk because FEMA restricts flood insurance claims to $250,000. This property is located in an area that has been declared a disaster area as a result of Hurricane Katrina. This loan has an unpaid principal balance of $810,417.
TX 2/1/2002 Appraisal $110,000 111% -21.88% 1 9/1/2006 $122,212 ($26,745) C3366
6284295
16188882 40.00% B $121,458 10/22/2004 Monitor - Pay Plan $123,000 99% 5/1/2005
528
Default Reason: (Unknown)
10/12/2005 This property is located in an area that has been declared a disaster area as a result of Hurricane Rita.
7/13/2005 This loan was originated with a LTV ratio of 111 percent. An appraisal performed on 10/22/2004 valued the property at $123,000, this was a value increase of 12 percent." percent. The current LTV ratio is 99 percent. According to the prospectus supplement, "no loan will have a loan-to-value ratio at origination in excess of 95
TX 5/1/2002 BPO $77,000 88% -38.41% 1 8/1/2006 $67,550 ($25,952) CC3FF 6284301
16870158 36.84% B $66,326 7/12/2005 Monitor - Pay Plan $86,000 77% 4/1/2005 514
Default Reason: (Unknown)
10/12/2005 This property is located in an area that has been declared a disaster area as a result of Hurricane Rita.
1 6284317 ($14,770)
18114543
10/1/2006
29.41%
-21.72%
B
$68,000
$66,817
BPO
6/5/2005
FFFFF
Monitor
$80,000
$80,000
85%
84%
1/1/2003
1/1/2005
NY
600
Default Reason: (Unknown)
9/11/2005 Murrayhill ID 6284329 is now in foreclosure status as well.
7/13/2005 This loan entered foreclosure status on 4/13/2005. This property is located in New York which has a eight month foreclosure state timeline. Based on this timeline, this loan should go to foreclosure sale in December 2005. The property securing issuer number 14563829 is also owned by the same borrower and is 30 days delinquent. Both properties are multi-unit investment properties. Limited documentation was used to qualify the borrower at origination.
* The estimated loss includes estimated mortgage insurance proceeds where applicable.
 2005 The Murrayhill Company. All Rights Reserved.
SASCO 2005-GEL2 Loan-Level Report
*
Mortgage Data Through: August 31, 2005
Watchlist
Orig Amount OLTV  Delinquency
Status
Lien
Group
Severity
MI Type
Est (Gain)/Loss
MI Certificate
Liq. Date
Coverage CLTV
Valuation
Valuation Date
Orig. Appr.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
1 6284329 $22,934
18537551
12/1/2006
29.41%
35.26%
B
$65,025
$63,876
BPO
7/12/2005
C3FFF
Monitor
$76,500
$36,737
85%
174%
3/1/2003
3/1/2005
NY
600
Default Reason: (Unknown)
8/12/2005 This loan entered foreclosure status on 6/21/2005. Based on New York foreclosure timelines, this loan should go to foreclosure sale in February 2005.

properties. Limited documentation was used to qualify the borrower at origination. 7/13/2005 The property securing issuer number 14154496 is also owned by the same borrower and is in foreclosure status. Both properties are multi-unit investment
NJ 1/1/2005 Internal Estimate $613,000 70% 13.80% 1 12/1/2006 $429,000 $59,222
369FF 6284384
$428,609 6/30/2005 Monitor $484,011 89% 2/1/2005 494
Default Reason: (Unknown)
9/11/2005 This loan entered foreclosure status on 7/27/2005. Based on New Jersey foreclosure timelines, this loan should go to foreclosure sale in May 2006. 6/6/2005 cash-out refinance. In addition, this loan has a high unpaid principal balance of $428,609. This loan has been added to the Watchlist because it is an early payment default, low documentation was used to qualify the borrower at origination, and it is a
NY 1/1/2005 BPO $560,000 80% 62.23% 1 6/1/2007 $448,000 $278,835 CC3F6 6284401
$448,000 7/12/2006 Monitor - Pay Plan $265,000 169% 5/1/2005 563
Default Reason: (Unknown)
10/12/2005 The borrower has been set up on a repayment plan which began on 9/5/2005 and is scheduled to go through 3/5/2006. A payment was applied to the loan in
9/11/2005 This loan has been added to the Watchlist because Murrayhill is estimating a loss of $267,075, a severity of 60 percent. A BPO performed on 7/12/2005 valued this
August 2005, and the borrower is now 60 days delinquent.
property at $265,000. This is a 53 percent value decline since origination. Murrayhill asked the servicer to explain the large value decline. This loan entered foreclosure status on 7/19/2005. Based on New York foreclosure timelines, this loan should go to foreclosure sale in March 2006.
* The estimated loss includes estimated mortgage insurance proceeds where applicable.
 2005 The Murrayhill Company. All Rights Reserved.
SASCO 2005-GEL2 Loan-Level Report
*
Mortgage Data Through: August 31, 2005
Watchlist
Orig Amount OLTV  Delinquency
Status
Lien
Group
Severity
MI Type
Est (Gain)/Loss
MI Certificate
Liq. Date
Coverage CLTV
Valuation
Valuation Date
Orig. Appr.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
2 $2,160 11/1/2006 8.64% 6283957 $25,000
$24,907
BPO
6/27/2005
69969
Monitor - Pay Plan
$123,000
$155,000
20%
16%
8/1/2004
4/1/2005
AZ
494
Default Reason: (Unknown)
10/12/2005 Since the senior lien is not in foreclosure status, Murrayhill asked the servicer if it considered initialing foreclosure on the second lien.
appears there is enough equity in this property to pursue foreclosure from a second lien position. 9/11/2005 The borrower failed the repayment plan. The senior lien is 90+ days delinquent and has a unpaid principal balance of $99,285. Based on a value of $155,000, it
8/15/2005 According to the 6/30/2005 investor reporting file, the servicer stopped advancing for this loan.
8/12/2005 The borrower was set up on a payment plan which began on 7/29/2005. A payment of $685 was applied to this loan on that day. To date, the borrower is 7/13/2005 This second lien has been added to the Watchlist because Murrayhill is estimating a loss of $34,093, a severity of 136 percent. According to the servicer system performing on the repayment plan.
the senior lien is 90+ days delinquent and has a balance of $99,917. A repayment plan is pending for this loan. Murrayhill will continue to monitor to ensure the

1 $93,988 10/1/2006 29.00% 6283962
borrower is set up on a repayment plan .
12/1/2004
2/1/2005
$324,000
$323,274
BPO
2/27/2005
36FFF
Monitor
$360,000
$295,000
90%
110%
NJ
558
Default Reason: (Unknown)
8/12/2005 This loan entered foreclosure status on 6/17/2005, based on New Jersey foreclosure timelines, this loan should go to foreclosure sale in April 2006. 7/13/2005 This loan has been added to the Watchlist because it is a multi-unit property and low documentation was used to qualify the borrower at origination. A BPO performed on 2/27/2005 valued the property at $295,000, an 18 percent value decline since origination. This value resulted in a loan-to-value of 110 percent. According to the servicer system, this loan is in foreclosure status. Murrayhill is estimating a loss of $93,988.
* The estimated loss includes estimated mortgage insurance proceeds where applicable.
 2005 The Murrayhill Company. All Rights Reserved.
SASCO 2005-GEL2 Loan-Level Report
*
Mortgage Data Through: August 31, 2005
Watchlist
Orig Amount OLTV  Delinquency
Status
Lien
Group
Severity
MI Type
Est (Gain)/Loss
MI Certificate
Liq. Date
Coverage CLTV
Valuation
Valuation Date
Orig. Appr.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
1 $38,670 8/1/2006 28.43% 6284426 $136,000
$135,296
BPO
5/31/2005
FF999
Monitor - BK
$170,000
$129,000
80%
105%
6/1/2004
1/1/2005
MI
547
Default Reason: (Unknown)
has been filed. 10/12/2005 As of 8/31/2005, no post-petition payments have been applied. If no payments are applied to this loan by October 2005, Murrayhill will ask if a motion for relief
8/12/2005 The borrower filed Chapter 13 bankruptcy on 6/9/2005. Murrayhill will continue to monitor to ensure post-petition payments are made.
7/13/2005 A BPO performed on 5/31/2005 valued this property at $129,000, a 24 percent value decline since origination. This loan entered foreclosure status on 5/3/2005.
though the foreclosure process in a timely manner. Based on Michigan foreclosure timelines, this property should go to foreclosure in July 2005. Murrayhill will continue to monitor this loan to ensure it proceeds
NY 11/10/2000 BPO $113,000 85% -56.27% 1 12/10/2006 $96,050 ($54,052) 36FFF
6284427
$92,800 10/27/2004 Monitor $185,000 50% 2/10/2005 481
Default Reason: (Unknown)
8/12/2005 This loan entered foreclosure status on 6/13/2005. Based on New York foreclosure timelines, this loan should go to foreclosure sale in February 2006.

6/7/2005 origination will be covered by a primary mortgage insurance policy. This loan is not covered by MI. According to the final prospectus supplement, "each mortgage loan secured by a single family property and having a loan-to-value ratio in excess of 80 percent at
LA 10/1/2004 BPO $75,000 85% 31.84% 1 7/1/2006 $63,750 $20,303 FFFFF 6284429
$63,649 8/11/2005 Monitor $64,000 99% 1/1/2005 473
Default Reason: (Unknown)
10/12/2005 This property is located in an area that has been declared a disaster area as a result of Hurricane Rita. This county had severe damage.
This property is located in an area that has been declared a disaster area as a result of Hurricane Katrina. 9/1/2005
6/6/2005 This loan entered foreclosure status on 5/3/2005. Based on Louisiana foreclosure timelines, this loan should go to foreclosure sale in November 2005. Murrayhill will continue to monitor this loan to ensure it proceeds though the foreclosure process in a timely manner.
* The estimated loss includes estimated mortgage insurance proceeds where applicable.
 2005 The Murrayhill Company. All Rights Reserved.
SASCO 2005-GEL2 Loan-Level Report
*
Mortgage Data Through: August 31, 2005
Watchlist
Orig Amount OLTV  Delinquency
Status
Lien
Group
Severity
MI Type
Est (Gain)/Loss
MI Certificate
Liq. Date
Coverage CLTV
Valuation
Valuation Date
Orig. Appr.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
1 ($19,095) 2/1/2006 -21.69% 6284468 $88,000
$87,000
BPO
5/18/2005
FFCC3
Monitor
$110,000
$125,000
80%
70%
5/1/2004
6/1/2005
MD
541
Default Reason: (Unknown)
10/12/2005 In August 2005, the borrower became delinquent again. The second lien entered foreclosure status in August 2005.
8/12/2005 In June 2005, the borrower was able to reinstate this loan. Murrayhill will monitor this loan for one more month to ensure the borrower remains current. To date,
7/13/2005 This loan entered foreclosure status on 5/3/2005. Based on Maryland foreclosure timelines, this loan should go to foreclosure sale in July 2005. Murrayhill will the second lien is 90 days delinquent.
continue to monitor this loan to ensure it proceeds though the foreclosure process in a timely manner. A BPO performed on 5/18/2005 valued this property at

The second lien is reporting as 60 days delinquent. The combined LTV ratio for these two loans is 87 percent. $125,000, this is a 14 percent value increase from origination. The second lien on this property is also included within this portfolio, issuer number 113723647.
MD 5/1/2004 BPO $110,000 20% -42.53% 2 4/1/2006 $22,000 ($9,358) 3699F 6284480
$21,946 7/11/2005 Monitor $148,000 15% 2/1/2005 541
Default Reason: (Unknown)
10/12/2005 In August 2005, the senior lien became 30 days delinquent. The second lien entered foreclosure status on 8/12/2005. Based on Maryland foreclosure timelines, this
9/12/2005 The borrower was able to reinstate the senior lien, and as of 7/31/2005 data, the borrower has remained current for two months. Murrayhill asked the servicer loan should proceed to foreclosure sale in October 2005.
what loss mitigation techniques have been explored with the borrower to reinstate the junior lien.
8/12/2005 The borrower brought the senior lien current.
7/13/2005 Issuer number 11372979 is the senior lien to this second lien and it is contained within this portfolio. The senior lien entered foreclosure status on 5/3/2005. Based combined LTV ratio for these loans is 87 percent. Murrayhill will continue to monitor this loan to ensure the servicer remits excess proceeds to this loan. on Maryland foreclosure timelines, this property should go to foreclosure sale by July 2005. A BPO performed on 5/18/2005 valued this property at $125,000, the
VA 11/1/1998 BPO $464,000 80% -100.83% 1 8/1/2006 $370,700 ($373,790) 6FCC3
6284686
$338,087 6/15/2005 Monitor - Pay Plan $799,900 42% 6/1/2005 539
Default Reason: (Unknown)
A notice of intent was sent to the borrower on 4/25/2005.
10/12/2005 In August 2005, the borrower became 30 days delinquent. The servicer placed the borrower on a repayment plan. Murrayhill will continue to monitor the borrowers performance on the repayment plan.
8/12/2005 In June 2005, the borrower brought this loan current. Murrayhill will continue to monitor this loan through July 2005 data to ensure the borrower remains current.
7/13/2005 This loan has been added to the Watchlist because this loan entered foreclosure status on 5/26/2005. Based on Virginia foreclosure timelines, this loan should go to foreclosure sale in August 2005.
6/6/2005
* The estimated loss includes estimated mortgage insurance proceeds where applicable.
 2005 The Murrayhill Company. All Rights Reserved.
SASCO 2005-GEL2 Loan-Level Report
*
Mortgage Data Through: August 31, 2005
Watchlist
Orig Amount OLTV  Delinquency
Status
Lien
Group
Severity
MI Type
Est (Gain)/Loss
MI Certificate
Liq. Date
Coverage CLTV
Valuation
Valuation Date
Orig. Appr.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
1 ($198,501) 4/14/2006 -359.60% 6284710 $55,200
$33,254
BPO
8/16/2005
36FFF
Monitor
$124,000
$260,000
45%
13%
10/14/1992
2/14/2005
MA
561
Default Reason: (Unknown)
10/12/2005 A BPO was performed on 8/16/2005 which valued the property at $260,000. This represents a value increase of $136,000 or 110 percent since origination. The understanding that the servicer should have bid from the second lien position at the senior lien sale. By entering foreclosure from both lien positions, the servicer
8/12/2005 This loan entered foreclosure status on 6/15/2005. Based on Massachusetts foreclosure timelines, this loan should go to foreclosure sale in October 2005.
7/13/2005 The second lien for this property is also contained within this portfolio. Issuer number 114118193 is also 60 days delinquent. A Notice of Intent to foreclose was second lien entered foreclosure status in August 2005. Murrayhill asked the servicer why foreclosure was initiated on the second lien. It is Murrayhill's doubling the foreclosure fees associated with the foreclosure sale of this property.
Murrayhill will continue to monitor both the first and second lien to ensure the servicers bid from the correct lien position.
sent to the borrower on 5/2/2005. The combined LTV ratio for these two loans is 37 percent.
2 ($166,932) 6/16/2006 -667.72% 6284927 $25,000
$23,162
BPO
7/5/2005
3699F
Monitor
$152,000
$255,000
16%
9%
7/16/2000
2/16/2005
MA
561
Default Reason: (Unknown)
10/11/2005 As of 8/31/2005 the senior lien has a unpaid principal balance of $33,254. A BPO performed for the senior lien dated 8/16/2005 valued the property at $260,000.
second lien position. The senior lien entered foreclosrue status on 6/15/2005. The second lien entered foreclosure status on 8/12/2005. Murrayhill asked the This represents a value increase of $136,000 or 110 percent since origination. Based on this value, it appears there is enough equity to pursue foreclosure from the servicer why foreclosure was initiated on the second lien. The servicer should have bid from the second lien position at the senior lien foreclosure sale. Instead,
5/2/2005. The combined LTV ratio is 37 percent.
the servicer has accrued foreclosure costs for both liens.
7/13/2005 Issuer number 14113277 is the senior lien to this second. Both loans are 60 days delinquent. The servicer sent the borrower a Notice of Intent to foreclose on
TX 8/1/1999 Internal Estimate $1,075,000 70% -14.84% 1 8/1/2006 $750,000
($111,310) CCC33 6284970
$701,488 6/30/2005 Monitor - Pay Plan $943,649 74% 6/1/2005 634
Default Reason: (Unknown)
10/12/2005 This property is located in an area that has been declared a disaster area as a result of Hurricane Rita.
* The estimated loss includes estimated mortgage insurance proceeds where applicable.
2005 The Murrayhill Company. All Rights Reserved.

Section Four
Analytics
2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-GEL2 Delinquent Balance Over Time
Mortgage Data Through: August 31, 2005
AsOfDate   30 Days    60 Days      90 Days    Foreclosure   REO
4/30/2005 $4,254,844  $1,694,330  $0          $1,372,214    $0
5/31/2005 $5,711,814  $2,724,481  $716,842    $1,507,109    $0
6/30/2005 $6,314,300  $3,172,273  $1,029,059  $2,032,257    $0
7/31/2005 $7,448,312  $3,394,077  $990,905    $4,669,835    $0
8/31/2005 $3,891,507  $1,600,335  $1,625,574  $6,252,933    $0

2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-GEL2 Delinquent Count Over Time
Mortgage Data Through: August 31, 2005
AsOfDate  30 Days  60 Days  90 Days  Foreclosure  REO
4/30/2005    44       15      0        8           0
5/31/2005    45       29      9        8           0
6/30/2005    51       19     11       16           0
7/31/2005    65       17     13       28           0
8/31/2005    31       15     14       35           0

2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-GEL2 Conditional Prepayment Rates
Mortgage Data Through: August 31, 2005
Date     Distribution    CPR     3-Month MA  6-Month MA  12-Month MA
              Date
8/31/2005  9/25/2005   32.98%     38.04%
7/31/2005  8/25/2005   39.11%     37.71%
6/30/2005  7/25/2005   41.72%
5/31/2005  6/25/2005   31.89%
4/30/2005  5/25/2005   38.96%

2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-GEL2 Historical SDA Performance
Mortgage Data Through: August 31, 2005

            Weighted  Default  Monthly   CDR    SDA   SDA
Date      Average Age  Amt     Default  (F-R)  Curve   %
                                Rate
31-Aug-05    50.08     $0      0.00%    0.00%  0.60%   0%
31-Jul-05    49.12     $0      0.00%    0.00%  0.60%   0%
30-Jun-05    44.75     $0      0.00%    0.00%  0.60%   0%
31-May-05    43.94     $0      0.00%    0.00%  0.60%   0%
30-Apr-05    43.00     $0      0.00%    0.00%  0.60%   0%

Averages:    46.18     $0      0.00%    0.00%  0.60%   0%

2005 The Murrayhill Company. All Rights Reserved.